UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2023

Intercept Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35668	22-3868459
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

305 Madison Avenue, Morristown, NJ 07960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICPT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2023, pursuant to approval by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Intercept Pharmaceuticals, Inc. (the “Company”), the Company adopted the Intercept Pharmaceuticals, Inc. 2023 Cash Incentive Plan (the “Plan”). The Plan is a cash-based incentive plan in which employees of the Company and its affiliates may participate. Eligible participants include executive officers of the Company. The purposes of the Plan are to (i) align the Company’s incentive program with stockholder interests and drive stockholder value; (ii) allow the Company’s employees to share in the success of the Company; (iii) position the Company for success in recruiting and retaining employee talent in a competitive environment; and (iv) provide competitive total compensation opportunities. The Plan permits the grant of both service-based and performance-based awards with the recipients of awards, amounts which may be earned, vesting provisions which must be satisfied in order to earn the award, and other terms and conditions being determined by the Board or the Committee. Among other things, the Plan permits (but does not require) accelerated vesting on qualifying terminations of employment and certain corporate transactions. In connection with the Company’s adoption of the Plan, the Committee also approved a form of award agreement for use under the Plan. The foregoing description is qualified in its entirety by the terms of the Plan and associated form of award agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	2023 Cash Incentive Plan
10.2*	Form of Performance-Based Award Agreement
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

* Incorporated by reference to Exhibits 10.1 and 10.2 respectively to the Form 8-K filed on January 31, 2022, File No. 001-35668. This current report’s Exhibits 10.1 and 10.2 respectively are substantially identical to the previously filed exhibits in all material respects except for the name of the plan and its effective date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

By:	/s/ Jerome Durso
Name:	Jerome Durso
Title:	President and CEO

Date: February 2, 2023